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                     SECURITIES  AND  EXCHANGE  COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - June 12, 1995



                           MELLON  BANK  CORPORATION
               (Exact name of registrant as specified in charter)


         Pennsylvania               1-7410                      25-1233834
(State or other jurisdiction      (Commission               (I.R.S. Employer
      of incorporation)           File Number)             Identification No.)


                            One Mellon Bank Center
                               500 Grant Street
                           Pittsburgh, Pennsylvania               15258
                      (Address of principal executive offices)  (Zip code)


      Registrant's telephone number, including area code - (412) 234-5000
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ITEM 5.  OTHER EVENT

         Mellon Bank Corporation (the "Corporation") repurchases approximately 5.5% of its outstanding Common Stock and Warrants from a subsidiary of American Express Company in a private transaction.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


Exhibit
Number   Description

 99.1 Mellon Bank Corporation Press Release, dated June 12, 1995, regarding the Corporation's purchase of its Common Stock and Warrants from American Express.


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           MELLON BANK CORPORATION



Date:  June 13, 1995       By:   James M. Gockley
                                 James M. Gockley
                                 Assistant General Counsel &
                                 Secretary

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                                EXHIBIT INDEX



Number       Description                          Method of Filing

 99.1      Press Release dated                    Filed herewith
           June 12, 1995